Subsequent Events	6 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 — SUBSEQUENT EVENTS

Resignation of Officer

On October 24, 2024, Mr. Shibin Yu resigned from his position as the CFO of the Company. Mr. Yu’s resignation was for personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices

Appointment of the Interim CFO

On October 25, 2024, the board of directors of the Company appointed Ms. Hengcong Qiu, the current CEO of the Company, to be the interim CFO, until a permanent candidate for the CFO position is confirmed.

November 2024 Private Placement

On November 7, 2024, the Company entered into certain securities purchase agreement with certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended, pursuant to which the Company agreed to sell up to an aggregate of 180,000,000 units, each Unit consisting of one ordinary share of the Company, par value $0.0001 per share and three warrants, each to purchase one Share with an initial exercise price of $0.388 per Share, at a price of $0.155 per Unit, for an aggregate purchase price of approximately $27.9 million. The Company plans to use net proceeds from such offering to develop its new pharmaceutical division, including the development of a monkeypox vaccine, and to cover laboratory acquisitions, recruitment of talent, and purchase of related equipment, in addition to working capital or other general corporate purposes.

The warrants are exercisable immediately upon the date of issuance at an initial exercise price of $0.388 per share for cash. The warrants may also be exercised cashlessly if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the warrant Shares. The warrants shall expire five years from its date of issuance. The warrants are subject to customary anti-dilution provisions reflecting stock dividends and splits or other similar transactions. The closing of the Offering will be subject to the approval of shareholders of the Company and upon the satisfaction or waiver of all of the closing conditions set forth in the SPA.

January 2025 Private Placement

On January 6, 2025, the Company entered into certain securities purchase agreement with certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended, pursuant to which the Company agreed to sell up to an aggregate of 10,200,000 units, each Unit consisting of one ordinary share of the Company, par value $0.0001 per share and a warrant to purchase three Shares with an initial exercise price of $0.344 per Share, at a price of $0.15 per Unit for an aggregate purchase price of approximately $1.53 million. The net proceeds from such offering will be used for working capital or other general corporate purposes.

The Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $0.344 per Share for cash. The Warrants may also be exercised cashlessly if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Warrants shall expire five years from its date of issuance. The Warrants are subject to customary anti-dilution provisions reflecting stock dividends and splits or other similar transactions. The closing of the Offering will be subject to the satisfaction or waiver of all of the closing conditions set forth in the SPA.